Exhibit 3.247
INDIANA SECRETARY OF STATE
BUSINESS SERVICES DIVISION
CORPORATIONS CERTIFIED COPIES
INDIANA SECRETARY OF STATE
BUSINESS SERVICES DIVISION
302 West Washington Street, Room E018
Indianapolis, IN 46204
http://www.sos.in.gov
March 11, 2011

Company Requested:	PHC-CHARLESTOWN, LP

Control Number:	2001092100398

Date	Transaction	# Pages
09/21/2001	Certificate of Limited Partnership	2

01/07/2002	Certificate of Assumed Business Name	2

11/10/2003	Notice of Change of Registered Office or Registered Agent	1

07/14/2005	Notice of Change of Registered Office or Registered Agent	2

State of Indiana
Office of the Secretary of State

I hereby certify that this is a true and
complete copy of this 7 page
document filed in this office.

Dated: March 11, 2011
Certification Number: 2011031179566

Secretary of State

Page 1 of 8	Certification Number: 2011031179566

The Indiana Secretary of State filing office certifies that this copy is on file in this office.
State of Indiana
Office of the Secretary of State
CERTIFICATE OF LIMITED PARTNERSHIP
of
PHC-CHARLESTOWN, LP
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Certificate of Limited Partnership of the above Domestic Limited Partnership (LP) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Revised Uniform Limited Partnership Act.
NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, September 21, 2001.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, September 21, 2001. SUE ANNE GILROY, SECRETARY OF STATE
2001092100398/2001092116922

Page 2 of 8	Certification Number: 2011031179566

The Indiana Secretary of State filing office certifies that this copy is on file in this office.
CERTIFICATE OF LIMITED PARTNERSHIP
Pursuant to the provisions of the Indiana Revised Uniform Limited Partnership Act, the undersigned general partners hereby form the limited partnership named below:
1. The name of the limited partnership is PHC-Charlestown, LP
2. The address of the office at which the records are required to be kept by Section 23-16-2-3(a) is: 105 Westwood Place, Suite 400, Brentwood, TN 37027
3. The name and address of the limited partnership’s agent for service of process is National Service Information, Inc. 320 N. Meridian St., Suite 817, Indianapolis, IN 46204
4. The name and business address of the sole general partner is:

Name	Business Address

PHC-Indiana, Inc.	105 Westwood Place, Suite 400 Brentwood, TN 37027
5. The latest date upon which the limited partnership is to dissolve is: December 31, 2050.
Executed by the general partner, this 20th day of September, 2001.

PHC-Indiana, Inc.
By:	/s/ Howard T. Wall, III
Howard T. Wall, III
Secretary

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.
State of Indiana
Office of the Secretary of State
CERTIFICATE OF ASSUMED BUSINESS NAME
of
PHC-CHARLESTOWN, LP
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Certificate of Assumed Business Name of the above Domestic Limited Partnership (LP) have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Revised Uniform Limited Partnership Act.
Following said transaction the entity named above will be doing business under the assumed business name(s) of:
MEDICAL CENTER OF SOUTHERN INDIANA
NOW, THEREFORE, with this document I certify that said transaction will become effective Monday, January 07, 2002.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, January 7, 2002. SUE ANNE GILROY, SECRETARY OF STATE
2001092100398/2002010734832

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.
Shirley Nolot 1P
CLARK COUNTY RECORDER
Clark County Recorder
I 200128882 Page 1 of 1
JW Date 12/26/2001 Time 10:05:11

CERTIFICATE OF ASSUMED BUSINESS NAME (All Corporations) State Form 30353 (R8 / 9-97) State Board of Accounts Approved 1995	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis IN 46204 Telephone: (317) 232-6576

INSTRUCTIONS:
		Indiana Code 23-15-1-1, et seq.tt
1.	This certificate must also be recorded in the office of County Recorder of each
	county in which a place of business or office is located.	FILING FEES PER CERTIFICATE:
		For-Profit Corporation, Limited Liability
2.	FEES ARE PER ASSUMED NAME. Please make check or money order payable to:	Company, Limited Partnership	$30.00
	Indiana Secretary of State.	Not-For-Profit Corporation	$26.00
Please TYPE or PRINT.		Certificate – Additional	$15.00

1. Name of Corporation, LLC or LP	2. Date of incorporation/admission

PHC-Charlestown, LP	September 21, 2001

3. Address at which the Corporation, LLC, LP will do business or have an office in Indiana. If no office in Indiana, then state current registered address (street address)

2200 Market Street

City, state and ZIP code
Charlestown, IN 47111

4. Assumed business name(s) ($30.00 per name)

Medical Center of Southern Indiana

5. Principal office address of the Corporation, LLC, LP (street address)

105 Westwood Place, Suite 400
City, state and ZIP code
Brentwood, TN 37027

6. Signature /s/ Howard T. Wall	7. Printed name

Howard T. Wall, Vice President

STATE OF TENNESSEE
SS:
COUNTY OF WILLIAMSON
Subscribed and sworn or attested to before me, this 14 day of December 2001.

Notary Public [ILLEGIBLE]

My Notarial Commission Expires:	My County of Residence is:

My Commission Expires SEPT, 25, 2004	Davidson, Tennessee
This instrument was prepared by:
Sandra Blanton, Waller Lansden Dortch & Davis, PLLC

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5 /4-95)	TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W Washington St, Rm. E018 Indianapolis IN 46204 Telephone (317) 232-65766576

INSTRUCTIONS:	Use 8 1/2“ x 11” White paper for inserts. Present original and two (2) copies to address in upper right corner of this form. Please TYPE or PRINT.	Indiana Code 23-1-24-2 (for profit corporation) Indiana Code 23-17-6-2 (non-profit Corporation) NO FILING FEE

Name of corporation	Date of incorporation

PHC-Charlestown, L.P.	9-21-01
Current registered office address (number and street, city, state, ZIP code)
320 North Meridian Street, Suite 817, Indianapolis, IN 46204
New registered office address (number and street, city, state, ZIP code)
320 North Meridian Street., Indianapolis, IN 46204
Current registered agent (type or print name)
National Service Information, Inc.
New registered agent (type or print name)
National Registered Agents, Inc.
STATEMENTS BY REGISTERED AGENT OR CORPORATION
This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.
After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.
The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.
IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 20th day of OCTOBER, 2003

Signature	Title

/s/ Howard Wall, III,	Howard Wall, III, Vice President & Secretary

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Name of corporation	Date of incorporation
PHC-CHARLESTOWK, LP	September 21, 2001
Current registered office address (number and street, city, state, ZIP code)
320 N. Meridian Street, Indianapolis, IN 46204
New registered office address (number and street, city, state, ZIP code)
251 E Ohio St., Suite 1100, Indianapolis, IN 46204
Current registered agent (type or print name)
National Registered Agents, Inc.
New registered agent (type or print name)
C T Corporation System
STATEMENTS BY REGISTERED AGENT OR CORPORATION
This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.
After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.
The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.
IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 1st day of July, 2005.

Signature	Title
/s/ Mary Kim E. Shipp	Assistant Secretary

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.

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